Paradox Basin, Colorado Paradox Basin, Colorado
Fred Barrett
Chairman and CEO
Joe Jaggers
President and COO
Bob Howard
CFO and Treasurer
Annual Shareholders Meeting
May 14, 2009
1099 18  Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
Exhibit 99.1
th

Agenda
Shareholder Meeting
Introductions Fred Barrett
Shareholder Business Meeting Francis Barron
Company Overview
Company Strategy Fred Barrett
Financial Overview Bob Howard
Operations Joe Jaggers
Wrap-Up and Q&A Fred Barrett

Forward-Looking and Other Cautionary Statements
FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-
looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the
Company’s reports filed with the Securities and Exchange Commission (“SEC”).  We refer you to the “Cautionary Note Regarding Forward-Looking
Statements” and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about April 2009 or as indicated. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the
Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2008 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov and www.billbarrettcorp.com, respectively.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the
Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America
("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 24, 2009; the 2008 year-end estimate is based on the same calculation and preliminary results.
This presentation does not constitute a solicitation to buy or sell our securities.

4 Fred Barrett Chairman and Chief Executive Officer

Strengths of Bill Barrett Corporation
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Financial Strength:
Strong balance sheet and hedge position that provide flexibility to grow
$172.5 million Convertible Note
$347 million available on bank line
Opportunistic
•
Extensive Development Portfolio:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
•
Technology:
Leader in utilization of technology

CURRENT MACRO CONDITIONS AND THEMES:
•
Economic recovery (timing?)
•
Struggling capital markets (improving slightly)
•
Oversupply, demand, low prices, infrastructure
•
New administration, regulatory challenges
Analyst comments from May 2009:
“Bill Barrett showing how it’s done”
“BBG continues to excel in a challenging macro environment”
Strong Performance in a Challenging Environment

Since We Last Met …
Through 2008
•
Reserve growth, up 47% to 818 Bcfe
•
Reserve replacement 436%
•
Lengthened R/P to 10 years
•
F&D $1.76 ($1.99 3-year weighted average)
•
Production growth, up 27% to 77.6 Bcfe
•
Record cash flow up 71% to $9.53 per share
•
Record EPS, up 298% to $2.39
•
Paradox Basin shale gas discovery
•
$339 MM year-end liquidity after 5% convertible offering
and
increased bank line

Since We Last Met
2009 off to an excellent start:
•
Production up 21% to 22.1 Bcfe (1Q09/1Q08)
•
Discretionary cash flow up 24% to $135MM or $3.01 per share
•
Adjusted net income up 26% to $40MM or $0.89 per share
•
Development, delineation, exploration all on track
•
Share price performance: up 43% year to date to $30.14
(May 13, 2009 closing price)

Dec
2008
Dec
2004
292
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve
replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Net Production
52.1
39.4
61.2
2005 2006 2007 2008
(Bcfe)
77.6
818
436%
87.0
84.0
84.0
2009E
Management’s Track Record of Growth
Discretionary Cash Flow*
$102
$195
$239
*
Non-GAAP measure (see slide 3)
($millions)
$249
2004 2005 2006 2007
$429
2008
Net Income
($millions)
$24
- $5
$62
2004
2005 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$108
2008

* as of December 31, 2008
2.9* Tcfe 3P Resources
2.9* Tcfe 3P Resources
0.8 Tcfe
Proved
0.8 Tcfe
Proved
1.8 Tcfe
Increased
Density
0.3 Tcfe
Other
0.3 Tcfe
Other
2.9 Tcfe*
3P Resources
2.9 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
10+ Tcfe Unrisked Potential
3P Resources do not include Yellow Jacket
Strong Resource Base to Generate Reserve Growth

Capital Expenditures
Align 2009 Capex with Cash Flow
Exploration/
Delineation 15-20%
Exploration/
Delineation 15-20%
Development
80-85%
Development
80-85%
Piceance
Piceance
Uinta
Uinta
Paradox
Other
PRB
2009E Allocations
2007 2008 2009E
$444
$444
$601
$601
F&D*
($/Mcfe)
Capex
(Millions)
*Non-GAAP measure (see slide 3)
Up to
$350
Up to
$350
$2.80
$2.80
$1.83
$1.83
2006 2007
$1.76
$1.76
2008
3 year
weighted
average
$1.99
$2.48
$3.00

12 Bob Howard Chief Financial Officer

$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
Stock Performance
•
Dramatic changes in stock price during 2008 were driven
primarily by commodity prices and broader market activity
Stock price declined 50% for full year 2008
Stock high and low range was substantial at $60.87 on
7/2/08, declining to $15.01 on 10/10/08
Year-to-date 2009, stock up 43%
2008 2009
Commodity Prices Peak
Financial Market Crash

Financial Track Record
•
Strong 2008 overall performance
•
Consistent cash flow growth
•
Net income is affected by gains on sales and exploration expenses
Discretionary Cash Flow*
$102
$195
$239
*
Non-GAAP measure (see slide 3)
($millions)
$249
2004 2005 2006 2007
$429
2008
Net Income
($millions)
$24
- $5
$62
2004
2005 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$108
2008

2009 – Off to Another Good Start
•
Record 1Q09 cash flow driven by production growth and
significant hedge positions that increased realized prices
•
Cash flow and cash margin also reflect cost controls
Discretionary Cash Flow
per Quarter
$108
$113
$70
$106
1
Non-GAAP measure (see slide 3)
($mm)
$102
$135
1Q09
4Q07 1Q08 2Q08 3Q08 4Q08
Discretionary Cash Flow
per Unit
(per Mcfe)
$4.07
$5.95
$5.90
$5.39
$4.95
$6.10
1Q09 4Q07 1Q08 2Q08 3Q08 4Q08

1

Gas Volume Hedged (Bcf) Strip CIG ($/Mcf) at 5/8/09 Hedge Blended Floor ($/Mcf)
Strong  Hedge Positions in Place through 2010
Natural gas and oil swap and collar positions protect cash flow:
•
2009:  62.2 Bcfe hedged, approximately 73% of forecast production
•
2010:  50.5 Bcfe hedged or approximately 56%+ of forecast production
0
2
4
6
8
10
12
14
16
18
$0.00
$2.00
$4.00
$6.00
$8.00
Q1 ‘09 Q2 ‘09
Q3 ‘09 Q4 ‘09
Q1 ‘10 Q2 ‘10 Q3 ‘10
Q4 ‘10
$3.26 – weighted average difference between BBC floor and CIG Strip on a per Mcf basis
Natural gas hedge positions:
•
To regional Rocky Mountain price points
•
In addition, have basis only swaps of 3.1 Bcf and 11.8 Bcf in 2009 and 2010, respectively
Natural Gas Swap & Collar Hedges - Volumes & Price

$ millions
Cash $     71.5
Bank facility $    276.0
Convertible notes 172.5
Total debt $    448.5
Stockholders’
equity (excl OCI)
$   936.0
Strong Capitalization
As of March 31, 2009
•
Maintain conservative (BB/Ba or better) leverage metrics
•
Maintain adequate liquidity to fund at least twelve months
of funding requirements
•
Debt / EBITDAX (LTM) at 1.0x
•
Debt per proved Mcfe $0.55
•
Bank facility debt reduced by $30 million to $246 million
since April 1, leaving $347 million in available capacity
•
Well within all credit metrics and covenants

2009 Guidance
•
Capex
Up to $350 million – plan to live within cash flow
•
Production growth
84 to 87 Bcfe, up 8% to 12% from 2008
•
Cost discipline
Maintain efficiencies in lease operating costs –
$0.60 - $0.66 per Mcfe
Gathering and transportation – $0.55 - $0.60 per Mcfe
Manage G&A to $41 - $43 million

Strong Financial Position
•
$347 million availability on line of credit  (as of May 1)
Line of credit has $593 million in commitments
Diversified and reliable banking syndicate (17 banks)
Well within satisfactory ranges on all credit metrics and covenants
•
Cost discipline
Maximizing efficiencies in lease operating costs
Focused on G&A controls
Taking advantage of lower service costs
•
Sizable hedge positions support 2009 and 2010 cash flows
Hedge with diversified and reliable counterparties
•
2009 capital program aligned with cash flow
Maintain flexibility in capital program
Generate estimated 8%-12% production growth

Joe Jaggers President and Chief Operating Officer Great Assets – Enabled by Great People

Bill Barrett Corporation

CAGR=6.0%
2007-08
Bcf/d
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09

National
Rockies
Jan 07
Mar 07
May 07
Jul 07
Sept 07
Nov 07
Jan 08
Mar 08
May 08
Jul 08
Sept 08
Nov 08
Jan 09
Mar-09
May 09

Macro- Environment
•
Supply & demand fundamentals
•
Rig count response
•
Changing cost environment
•
US Energy Policy
•
Climate Legislation
30
40
50
60
US Dry Natural Gas Production
Flattening?
Source: EIA
2004-06
CAGR = -0.2%
700
900
1100
1300
1500
1700
50
100
150
200
250
300
350
400
National Gas Rigs only
count down 51%
Rockies (CO,NM, UT, WY)
count down 61%
National versus Rockies Gas Rig Count
Source: Baker Hughes

Improving Rockies Export Capacity
and Proposed Pipeline Expansions
•
Current Rocky Mountain export capacity 8.6 Bcf/d
•
Last two weeks > 700 MMcf/d excess export capacity
•
Set to increase by 31+% with below projects
•
Rocky Mountain rig count down 60%+ since peak – production to follow
•
Near Term Capacity 500+ MMcf/d
REX +230 MMcf/d by June/Nov 2009
Grassland +75 MMcf/d 3Q ‘09
New local storage 10+ Bcf – 2Q ’09
(Summer rate 100 MMcf/d)
Significant rig count reduction 2009
Increased NGL capacity
MONTANA
ARIZONA NEW MEXICO
KANSAS
SOUTH
DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Ruby
REX 1.6 Bcf/d
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
Current capacity
Proposed pipelines
or expansions to
existing pipelines
Existing pipelines
Opal
Opal
•
Longer Term: 2.3+ Bcf/d
Kern River Expansion 400 MMcf/d
(4Q ‘10 & 4Q ’11)
Bison NBPL 400+ MMcf/d (4Q ’10)
Ruby Pipeline 1,500 MMcf/d (2Q ’11)

Significant Reserve Additions in 2008
Total Reserve Additions: 338 Bcfe
557.6
818.3
77.6
7.3
YE 2007
YE 2008
Annual
Production
Price
Revisions
3.1
Acquisitions
146.4
196.2
Engineering
Revisions
Drilling
Additions
All are net Bcfe
Pricing: YE 2007 $6.04/MMBtu & $92.50/Bbl
YE 2008 $4.61/MMBtu & $41.00/Bbl
329.8
329.8
435.1
435.1
Proved
Developed
Proved
Developed
Proved
Developed
Proved
Developed

Denver
Gibson Gulch
Powder River
Basin
Piceance
Basin
Piceance
Basin
Wind River
Basin
CBM
Big George
Uinta
Basin
Uinta
Basin
Blacktail Ridge
West
Tavaputs
Cave Gulch
Bullfrog
To Support Continued Production and Reserve Growth
Gas Prone Area
Oil Prone Area
Development Project
Lower Risk, Repeatable,
High Quality ROR Inventory
0.8
Tcfe
Proved
0.8
Tcfe
Proved
2.9 Tcfe*
3P Resources
1.9 Tcfe
Development
Projects
1.9 Tcfe
Development
Projects
*as of December 31, 2008
0.2
Tcfe
0.2
Tcfe
•
96%+ natural gas
•
98% operated – increases control
•
92% average working interest –
concentrates staff resources
•
Visibility for continued
double-digit production growth
Extensive & Diverse Development Portfolio

Piceance Basin –
Gibson Gulch
Williams Fork Formation
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 1.1 Tcfe
•
1,250 – 1,300 drilling locations
(10-acre density)
•
Developing on 10-acre density
•
Proved reserves:  372 Bcfe (12/08)
•
Net production:  100 MMcfe/d   (4/09)
•
Acreage: 17,200 net (10,900 net undeveloped) (03/09)
•
94% working interest
•
2 rig program, plan to drill 75-80 wells
•
All permits approved for 2009 program
Silt
3-Component
3-D Seismic
BBC acreage
BBC operated gas well
10 acre density
BBC non-operated gas well
Non-operated gas well
COLORADO
Piceance
Basin

EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
1.2
81%
1.0
$ 0.6
1.2
$ 1.8
$ 1.85
$mm
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
0%
20%
40%
60%
80%
100%
$3.00 $4.00 $5.00 $6.00 $7.00
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
Production wells on Specialty site
$  5.00
0.60
$  5.60
(0.80)
(0.38)
$ 4.42
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
23%
$  3.79
1
As of May 8, 2009, Rockies 3-year strip $5.52/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
Scale:
640 ac
= 1 Mile
Questar interconnect
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline
Uinta Basin – West Tavaputs
•
Proved reserves: 320 Bcfe (shallow and deep) (12/08)
•
Net production: 90 MMcfe/d (shallow and deep) (04/09)
•
Acreage: 48,990 net (35,900 net undeveloped) (03/09)
•
96% working interest
•
1 rig operating, 14 well program (all permits approved)
•
EIS in progress
•
3P resources 1.4 Tcfe (shallow & deep)
•
750 – 800 drilling locations
•
Deep: 10 producing wells
•
Upside: expansion of deep & Mancos shale
CURRENT STATUS PROGRAM POTENTIAL
Shallow – Wasatch, Mesaverde; Deep – Navajo, Entrada, Dakota
UTAH
Uinta
Basin

EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
2.5
83%
2.1
$0.9
1.9
$2.8
$1.33
$mm
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
0%
20%
40%
60%
80%
100%
$3.00 $4.00 $5.00 $6.00 $7.00
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
Peters Point 6-7D production site
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation2
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
$  5.00¹
0.19
$  5.19
(1.00)
(0.29)
$  3.90
35%
$  3.42
1
As of May 8, 2009, Rockies 3-year strip $5.52/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

Bill Barrett Corporation

MT
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

World Class Exploration Portfolio
•
1.2 million net undeveloped acres
•
Established track record of discoveries
(stars) now in delineation phase
•
Multiple, large scale, resource plays
(circles)
•
Yellow Jacket - 10 well program during
2009
•
Circus Cody shale play: 1
st
of 4 wells
established sustained production
> 1 MMcf/d for 9 days, continue
completions
•
Hook Manning Canyon shale play:
1
st
horizontal test drilling ahead at
8,100’
•
Pine Ridge Salt Flank: completion
in Summer 2009
•
Red Point: Ft. Union basin-centered
gas, completion planned for 2Q09
EXPOSURE
CURRENT & UPCOMING ACTIVITY
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind
River
Basin
Uinta
Basin
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow
Jacket
Waltman Arch
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
Discovery / 2008 delineation
Planned activity within 12 months

Closing Comments & Key Catalysts Going Forward
•
Expected improved Rockies prices
Increasing Rockies takeaway capacity
Declining rig count to drive reduced supply
Narrowing differential
•
Visible Development growth
Low risk, multi-year reserve growth through increased density drilling: Successful to date West Tavaputs, Piceance
Continued operational efficiencies
EIS: working on timeline
•
Exploration success:  follow on to multi-TCF upside
Paradox shale gas discovery: No resources included in 3P
Multiple new shale gas exploration programs in progress
One of largest net undeveloped Rockies positions